Property and Equipment	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property and Equipment

7. Property and Equipment

Property and equipment consisted of the following as of December 31, 2020 and 2019:

	December 31,
	2020	2019
Furniture and fixtures	$339	$242
Lab and office equipment	7,536	6,353
Computer equipment	339	339
Internal-use software	1,572	1,276
Leasehold improvements	505	506
Property and equipment	10,291	8,716
Less accumulated depreciation and amortization	(2,942)	(1,902)
Net property and equipment	$7,349	$6,814

Depreciation and amortization expense from continuing operations was approximately $0.8 million and $0.5 million for the years ended December 31, 2020 and 2019, respectively. There was internal-use software amortization expense included in depreciation and amortization expense in 2020 of approximately $0.1 million. As of December 31, 2020, capitalized external-use software was fully amortized.